Exhibit 1(v)

                   FEDERATED INTERMEDIATE GOVERNMENT TRUST


                               Amendment No. 5
                            DECLARATION OF TRUST
                   Amended and Restated as of May 22, 1992


     THIS Declaration of Trust is amended as follows:

A. Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

          "Section 1. Name. This Trust shall be known as `Federated U.S. Government Securities Fund: 3-5 Years'."

B. Strike Section 2(b) of Article I from the Declaration of Trust and substitute in its place the following:

          "Section 2.  Definitions.

          (b)  The `Trust' refers to `Federated U.S. Government Securities
          Fund:  3-5 Years'."

     The undersigned Assistant Secretary of Federated U.S. Government Securities Fund: 3-5 Years hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 13th day of April, 1995.

     WITNESS the due execution hereof this 13th day of April, 1995.

                                                  /s/ G. Andrew Bonnewell
                                                      G. Andrew Bonnewell
                                                      Assistant Secretary




                                                              Exhibit 1(v)

                FEDERATED U.S. GOVERNMENT SECURITIES FUND:  3-5 YEARS
                             Amendment No. 6
                          DECLARATION OF TRUST
                 Amended and Restated as of May 22, 1992


    THIS Declaration of Trust is amended as follows:

    A. Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

         "Section 1.  Name.  This Trust shall be known as `Federated U.S.
          Government Securities Fund:  2-5 Years'."

    B. Strike Section 2(b) of Article I from the Declaration of Trust and substitute in its place the following:

           "Section 2.  Definitions.

           (b)  The `Trust' refers to `Federated U.S. Government Securities
                Fund:  2-5 Years'."

     The undersigned Assistant Secretary of Federated U.S. Government Securities Fund: 2-5 Years hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 13th day of April, 1995.

     WITNESS the due execution hereof this 13th day of April, 1995.


                                   /s/ G. Andrew Bonnewell
                                   G. Andrew Bonnewell